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                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE REGISTRANT

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                                                                                STATE OF
                                                                                INCORPORATION
CORPORATE NAME                                                                  OR ORGANIZATION

Beachwood HealthCare Management, Inc.                                           Delaware
Management & Network Services, Inc.                                             Ohio
NCS HealthCare of Arizona, Inc.                                                 Ohio
NCS HealthCare of Arkansas, Inc.                                                Ohio
NCS HealthCare of Beachwood, Inc.                                               Ohio
NCS HealthCare of California, Inc.                                              Ohio
NCS HealthCare of Connecticut, Inc.                                             Connecticut
NCS HealthCare of Florida, Inc.                                                 Ohio
NCS HealthCare of Illinois, Inc.                                                Illinois
NCS HealthCare of Indiana, Inc.                                                 Indiana
NCS HealthCare of Indiana LLC                                                   Delaware
NCS HealthCare of Iowa, Inc.                                                    Ohio
NCS HealthCare of Kansas, Inc.                                                  Ohio
NCS HealthCare of Kentucky, Inc.                                                Ohio
NCS HealthCare of Maryland, Inc.                                                Ohio
NCS HealthCare of Massachusetts, Inc.                                           Ohio
NCS HealthCare of Michigan, Inc.                                                Ohio
NCS HealthCare of Minnesota, Inc.                                               Ohio
NCS HealthCare of Missouri, Inc.                                                Ohio
NCS HealthCare of Montana, Inc.                                                 Ohio
NCS HealthCare of New Hampshire, Inc.                                           New Hampshire
NCS HealthCare of New Jersey, Inc.                                              New Jersey
NCS HealthCare of New Mexico, Inc.                                              Ohio
NCS HealthCare of New York, Inc.                                                Ohio
NCS HealthCare of North Carolina, Inc.                                          North Carolina
NCS HealthCare of Ohio, Inc.                                                    Ohio
NCS HealthCare of Oklahoma, Inc.                                                Oklahoma
NCS HealthCare of Oregon, Inc.                                                  Ohio
NCS HealthCare of Pennsylvania, Inc.                                            Pennsylvania
NCS HealthCare of Rhode Island. Inc.                                            Rhode Island
NCS HealthCare of South Carolina, Inc.                                          Ohio
NCS HealthCare of Tennessee, Inc.                                               Ohio
NCS HealthCare of Texas, Inc.                                                   Ohio
NCS HealthCare of Vermont, Inc.                                                 Ohio
NCS HealthCare of Washington, Inc.                                              Ohio
NCS HealthCare of Wisconsin, Inc.                                               Ohio
NCS of Missouri, Inc.                                                           Delaware
NCS Services, Inc.                                                              Ohio
NCS of Illinois Inc.                                                            Ohio
National Care for Seniors LLC                                                   Ohio
PharmaSource Healthcare, Inc.                                                   Georgia
Rescot Systems Group, Inc.                                                      Pennsylvania
Uni-Care Health Services of Maine, Inc.                                         New Hampshire
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